SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  August 11, 2003




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   Other Events.
          -------------

          Citizens Communications announced the completion of the sales of its Arizona Gas and Electric divisions and the completion of the sale of The Gas Company of Hawaii division.

ITEM 7.   Financial Statements, Exhibits.
          -------------------------------

      (c) Exhibits

          99.4 Press release of Citizens Communications released on August 11, 2003 announcing the sales of its Arizona Gas and Electric division and The Gas Company of Hawaii division.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Jerry Elliott
                             --------------------------------
                             Jerry Elliott
                             Chief Financial Officer

Date: August 12, 2003

                                                        Exhibit 99.4


                                             Citizens Communications
                                             3 High Ridge Park
                                             Stamford, CT 06905
                                             203.614.5600
                                             Web site: www.czn.net


FOR IMMEDIATE RELEASE

Contacts:
Brigid M. Smith                     Michael A. Zarrella
Assistant Vice President            Vice President
Corporate Communications            Corporate Development
203.614.5042                        203.614.5179
bsmith@czn.com                      mzarrell@czn.com


      Citizens Communications Closes Sales of Hawaii and Arizona Utilities

Stamford, Conn., August 11, 2003 -- Citizens Communications (NYSE:CZN) today announced the completion of the sales of its Arizona Gas and Electric divisions and the completion of the sale of The Gas Company of Hawaii division. The total proceeds from the sales were $343.4 million, consisting of $325.8 million in cash and $17.6 million in assumed liabilities. With the completion of these sales, Citizens has generated $1.9 billion of proceeds from its utility divestiture program, which exceeds the company's original estimate of $1.8 billion. Citizens Communications will apply the net proceeds from these sales to its on-going program of debt reduction. Through June 30, Citizens has retired approximately $355 million of its debt during 2003.


About Citizens Communications
More information about Citizens can be found at www.czn.net.


This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances